UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 25, 2013

Date of Report (Date of earliest event reported)

HURON CONSULTING GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50976	01-0666114
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

550 West Van Buren Street

Chicago, Illinois

60607

(Address of principal executive offices)

(Zip Code)

(312) 583-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On September 25, 2013, Huron Consulting Group Inc. (the “Company”) and certain of the Company’s subsidiaries entered into a second amendment (the “Second Amendment”) to the Amended and Restated Credit Agreement dated as of April 14, 2011 (as amended and modified, the “Credit Agreement”) by and among the Company, as borrower, certain subsidiaries of the Company, as guarantors, the lenders identified therein and Bank of America, N.A., as administrative agent and collateral agent.

Among other terms, the Second Amendment:

•	Extends the maturity date of the term loan and termination date of the revolving credit facility from August 31, 2017 to September 25, 2018 (“Amended Maturity Date”);

•	Extends the term loan’s quarterly amortization payment schedule through June 30, 2018 and decreases the final principal payment due on the Amended Maturity Date to $40 million;

•	Eliminates the restriction on the aggregate amount of acquisitions greater than $150 million during any 12-month period;

•	Increases the permitted additional unsecured indebtedness from $150 million to $250 million;

•	Eliminates a certain mandatory prepayment provision;

•	Increases the maximum Consolidated Leverage Ratio allowed for certain fiscal quarters; and

•	Modifies the pricing structure to the terms shown in the table below:

		Revolving Loans and Term Loan		Letter
Pricing Tier	Consolidated Leverage Ratio	Eurodollar Rate Loans	Base Rate Loans	of Credit Fee	Commitment Fee
4	> 2.5:1.0	2.00%	1.00%	2.00%	0.30%
3	> 1.75:1.0, but ≤ 2.5:1.0	1.75%	0.75%	1.75%	0.25%
2	> 1.0:1.0, but ≤ 1.75:1.0	1.50%	0.50%	1.50%	0.20%
1	≤ 1.0:1.0	1.25%	0.25%	1.25%	0.15%

A copy of the Second Amendment is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference herein. The foregoing description of the Second Amendment is qualified in its entirety by reference to the full text of the Second Amendment.

A copy of the press release announcing the Second Amendment is being filed as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Amendment No. 2 to the Credit Agreement, dated as of September 25, 2013, by and among Huron Consulting Group Inc., as the Borrower, certain subsidiaries as Guarantors, the Lenders identified on the signature pages thereto, and Bank of America, N.A., as Administrative Agent for and on behalf of the Lenders.

99.1	Press release dated September 26, 2013, announcing the Second Amendment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huron Consulting Group Inc.
(Registrant)

Date: September 26, 2013	/s/ C. Mark Hussey
C. Mark Hussey
Executive Vice President, Chief
Financial Officer and Treasurer